SUPPLEMENT TO THE PROSPECTUSES AND
SUMMARY PROSPECTUSES
OF
WELLS FARGO TARGET DATE RETIREMENT FUNDS
Wells Fargo Target Today Fund
Wells Fargo Target 2010 Fund
Wells Fargo Target 2015 Fund
Wells Fargo Target 2020 Fund
Wells Fargo Target 2025 Fund
Wells Fargo Target 2030 Fund
(each a “Fund”, together the “Funds”)

At a meeting held February 19-20, 2020, the Board of Trustees of the Funds approved the following changes to the Funds’ principal investment strategies effective July 1, 2020.

Effective July 1, 2020, the section entitled “Fund Summary - Principal Investment Strategies” for each Fund is revised as set forth below.

The second paragraph is deleted and replaced with the following:

The equity Underlying Funds are each intended to provide exposure to a specific market segment. Those segments include U.S. large- and small-capitalization companies, international (non-U.S.) developed and emerging markets, and real estate. A portion of the equity exposure is dedicated to low volatility equities. The U.S. large- and small-capitalization companies, international developed markets, emerging markets and low volatility allocations each seek to add value above their respective broad market index, by employing a systematic, rules based methodology designed to build a portfolio of stocks that provides exposure to factors (or characteristics) commonly tied to a stock’s potential for enhanced risk-adjusted returns relative to the market. Those factors include, but are not limited to, value, quality, momentum, size, and low volatility. The real estate allocation invests in real estate investment trusts (REITs) and is managed to replicate the performance of the Wells Fargo US REIT Index, a traditional market-capitalization weighted index designed to provide diversified exposure to real estate. The Wells Fargo US REIT Index rebalances quarterly.

The following paragraph is added to the end of the section:

Prior to July 1, 2020, the U.S. large-capitalization companies allocation was designed to track the Wells Fargo Factor Enhanced Large Cap Index, the U.S. small-capitalization companies allocation was designed to track the Wells Fargo Factor Enhanced Small Cap Index, the international developed markets allocation was designed to track the Wells Fargo Factor Enhanced International Index, and the emerging markets allocation was designed to track the Wells Fargo Factor Enhanced Emerging Market Index. Effective July 1, 2020, these allocations will no longer seek to track indexes and their portfolios will be realigned with the methodology summarized above over a period of approximately three months.

The following sentence is deleted:

While the Fund invests exclusively in Underlying Funds that track an index, the Fund does not track a published index.

February 21, 2020	TDR020/P601SP